UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2005

ORANGE 21 INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51071	33-0580186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2070 Las Palmas Drive

Carlsbad, California 92009

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (760) 804-8420

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.              Changes in Registrant’s Certifying Accountant.

                The Audit Committee of the Registrant’s Board of Directors approved the engagement of Mayer Hoffman McCann P.C. as the Registrant’s new independent auditor effective as of February 25, 2005.  The Registrant’s prior independent auditor, Nation Smith Hermes Diamond APC, was acquired by Mayer Hoffman McCann.  According to information provided to the Registrant by Nation Smith, all of the partners of Nation Smith have become partners of Mayer Hoffman McCann.

                Nation Smith’s audit reports on the Registrant’s financial statements for the past two years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

                During the Registrant’s two most recent fiscal years and the subsequent interim period preceding the replacement of Nation Smith, there were no disagreements with Nation Smith on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Nation Smith, would have caused them to make reference to the subject matter of the disagreements in connection with their reports; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K (“Regulation S-K”) promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended.

                During the Registrant’s two most recent fiscal years and through the date of this Report on Form 8-K, the Registrant did not consult Mayer Hoffman McCann with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or any other matters or reportable events listed in Item 304(a)(2)(i) or (ii) of Regulation S-K.

                The Registrant provided Nation Smith with a copy of this Report on Form 8-K and requested that Nation Smith furnish the Registrant with a letter addressed to the SEC stating whether it agrees with the foregoing statements by the Registrant and, if not, stating the respects in which it does not agree.  A copy of the letter from Nation Smith is filed herewith as Exhibit 16.1.

Item 9.01.              Financial Statements and Exhibits.

                (c)  Exhibits.

Exhibit No.	Description

16.1	Letter from Nation Smith Hermes Diamond APC to the SEC dated March 3, 2005.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 2, 2005	ORANGE 21 INC.

	By:	/s/ Michael Brower
Michael Brower
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Nation Smith Hermes Diamond APC to the SEC dated March 3, 2005.